UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

FOX CHASE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	1-32971	33-1145559
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040

(Address of principal executive offices) (Zip Code)

(215) 682-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2010, Fox Chase Bancorp, Inc., Fox Chase MHC, Fox Chase Bank and new Fox Chase Bancorp, Inc. entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), which will act as financial advisor during new Fox Chase Bancorp, Inc.’s stock offering and also assist in the marketing of new Fox Chase Bancorp, Inc.’s common stock during its stock offering.

The shares of common stock of new Fox Chase Bancorp, Inc. are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-165416) filed by new Fox Chase Bancorp, Inc. under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2010. For a description of the fees to be paid to Stifel Nicolaus pursuant to the Agency Agreement, see “The Conversion and Offering — Marketing Arrangements” in the prospectus. A copy of the Agency Agreement is included as Exhibit1.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement between Fox Chase Bancorp, Inc., Fox Chase MHC, Fox Chase Bank and new Fox Chase Bancorp, Inc. and Stifel, Nicolaus & Company, Incorporated, dated May 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2010	By:	/s/ Roger S. Deacon
Roger S. Deacon
Executive Vice President and Chief Financial Officer